UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 27, 2013

SOTHERLY HOTELS INC.

SOTHERLY HOTELS LP

(Exact Name of Registrant as Specified in its Charter)

Maryland (Sotherly Hotels Inc.)	001-32379 (Sotherly Hotels Inc.)	20-1531029 (Sotherly Hotels Inc.)
Delaware (Sotherly Hotels LP)	001-36091 (Sotherly Hotels LP)	16-1486454 (Sotherly Hotels LP)
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 W. Francis Street

Williamsburg, Virginia 23185

(757) 229-5648

(Address, including Zip Code and Telephone Number, including Area Code, of Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 27, 2013, entities jointly owned by Sotherly Hotels Inc. (the “Company”), indirectly through its interests in its operating partnership, Sotherly Hotels LP, and The Carlyle Group entered into a credit and security agreement and other loan documents to secure a $57.0 million non-recourse mortgage (the “Mortgage Loan”) on the Crowne Plaza Hollywood Beach Resort in Hollywood, Florida (the “Hotel”) with Bank of America, N.A. The Company owns a 25.0% noncontrolling interest in the Hotel through a joint venture with The Carlyle Group.

Pursuant to the loan documents, the Mortgage Loan:

•	has an initial term of three years (the “Initial Term”), with two 1-year extension options;

•	bears a floating interest rate of the one-month LIBOR plus 3.95% during the Initial Term;

•	will bear a floating interest rate of the one-month LIBOR plus 4.20% during the first 1-year extension, if extended;

•	will bear a floating interest rate of the one-month LIBOR plus 4.45% during the second 1-year extension, if extended;

•	requires monthly payments of interest only; and

•	contains limited financial covenants.

The proceeds from the Mortgage Loan were used to repay the existing first mortgage on the Hotel, to pay closing costs, and to make a distribution to the joint venture partners. The Company used approximately $3.5 million of its distribution proceeds to repay the existing loan with The Carlyle Group, and the remainder for general corporate purposes.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On December 30, 2013, the Company issued a press release announcing the refinance of the mortgage loan on the Hotel, which is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(a) Exhibits

99.1	Press Release, dated December 30, 2013 announcing the refinance of the mortgage loan on the Crowne Plaza Hollywood Beach Resort.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 30, 2013

SOTHERLY HOTELS INC.

By:	/s/ David R. Folsom
David R. Folsom President and Chief Operating Officer

SOTHERLY HOTELS LP

by its General Partner, SOTHERLY HOTELS INC.

By:	/s/ David R. Folsom
David R. Folsom President and Chief Operating Officer

Exhibit List

99.1	Press Release, dated December 30, 2013 announcing the refinance of the mortgage loan on the Crowne Plaza Hollywood Beach Resort.